UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 2, 2018

 ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Envestnet, Inc. (“Envestnet”) solely for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Envestnet with the Securities and Exchange Commission (“SEC”) on January 2, 2018 (the “Original Form 8-K”) in connection with the completion of the acquisition by Envestnet of Folio Dynamics Holdings, Inc. (“FolioDynamix”).  As indicated in the Original Form 8-K, this Current Report on Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of FolioDynamix are being filed as exhibits to this amendment and are included herein:

Exhibit 99.1 — Folio Dynamics Holdings, Inc. and Subsidiaries audited consolidated financial statements, including the independent auditors’ report, as of and for the year ended December 31, 2016.

Exhibit 99.2 — Folio Dynamics Holdings, Inc. and Subsidiaries consolidated financial statements as of September 30, 2017 (unaudited) and December 31, 2016 and for the nine months ended September 30, 2017 and 2016 (unaudited).

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this amendment and is included herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of September 30, 2017, for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

(c) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Audited consolidated financial statements of Folio Dynamics Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2016, and Independent Auditors’ Report thereon.

99.2

Consolidated financial statements of Folio Dynamics Holdings, Inc. and Subsidiaries as of September 30, 2017 (unaudited) and December 31, 2016 and for the nine months ended September 30, 2017 and 2016 (unaudited).

99.3

Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of September 30, 2017, for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Audited consolidated financial statements of Folio Dynamics Holdings, Inc. and Subsidiaries as of and for the year ended December 31, 2016, and Independent Auditors’ Report thereon.

99.2

Consolidated financial statements of Folio Dynamics Holdings, Inc. and Subsidiaries as of September 30, 2017 (unaudited) and December 31, 2016 and for the nine months ended September 30, 2017 and 2016 (unaudited).

99.3

Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of September 30, 2017, for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer

Date: February 2, 2018